Exhibit 99.1


                      Contacts:     Bill Chardavoyne
                                    Chief Financial Officer
                                    (310) 255-2229
                                    bchardavoyne@activision.com

                                    Kristin Mulvihill Southey
                                    Vice President, Investor Relations
                                    (310) 255-2635
                                    ksouthey@activision.com

                                    Maryanne Lataif
                                    Vice President, Corporate Communications
                                    (310) 255-2704
                                    mlataif@activision.com

FOR IMMEDIATE RELEASE

                              ACTIVISION ANNOUNCES
                      FIRST QUARTER 2004 FINANCIAL RESULTS

     Santa Monica, CA - July 22, 2003 - Activision, Inc. (Nasdaq: ATVI) today announced financial results for the first fiscal quarter ended June 30, 2003.

     Net revenues were $158.7 million as compared to net revenues of $191.3 million reported for the first quarter last fiscal year. Net income for the first fiscal quarter was $4.2 million or $0.04 per share, compared with net income of $20.7 million, or $0.21 per share, reported for the same period last year.

     Robert A. Kotick, Chairman and CEO of Activision, stated, "We were pleased that our results exceed our previously provided outlook. During the quarter, we continued to strengthen our business and financial position. With $390 million in cash and short-term investments, one of the industry's strongest balance sheets and a strong product development slate, we have entered fiscal year 2004 with a number of competitive advantages."

Business Highlights

     Activision's results were driven by strong global consumer response to its products across all platforms. During the quarter, the company released X2 Wolverine's Revenge(TM)for the PlayStation(R) 2 computer entertainment system, Xbox(R) video game system, Nintendo(R) GameCube(TM), Nintendo Game Boy(R) Advance and the PC, id Software's Return to Castle Wolfenstein(TM) and Wakeboarding Unleashed(TM) for the PlayStation 2 computer entertainment system and Xbox video game system, Soldier of Fortune II: Double Helix(TM) for the Xbox video game system, Medieval Total War: Viking Invasion(TM) for the PC and Lost Kingdoms 2(TM) for the Nintendo GameCube. Additionally, Tenchu: Wrath of Heaven(TM) and Spider-Man(TM) continued to experience strong sales around the world.

     Other highlights from the quarter include:

o LucasArts announced its intent to enter into a pan-European publishing and distribution agreement with Activision. This latest agreement strengthens the partnership between the two companies and expands Activision's distribution role for LucasArts' video game console and PC products in Europe.

o Activision Value Publishing, a division of Activision, Inc., extended its successful partnership with world-renowned outdoors hunting outfitter, Cabela's, Inc. through an exclusive multi-year video game licensing agreement that expires in 2014.

o Activision signed an exclusive, long-term agreement to publish games developed by Spark Unlimited, a newly formed studio comprised of 28 of the individuals who developed titles in the Medal of Honor(TM) console and PC series, including several of the production leads. Spark will develop three console-based games for Activision that will be released on multiple platforms. The first title, which will be released under the Call of Duty(TM) brand, will be a first-person action game that is slated for release in 2004.

o id Software(TM) and Activision confirmed that id Software's DOOM 3(TM), one of the most anticipated games, is headed to the Xbox video game system from Microsoft.

o On June 6, 2003, Activision's three-for-two stock split, which was announced on May 5, 2003, became effective.

     Activision provided its outlook for the remainder of fiscal 2004. For the second quarter, the company expects revenues of $100 million and a loss per share of $0.13. For the third quarter, it expects revenues of $360 million and a earning per share of $0.58. For the fourth quarter, Activision expects revenues of $131 million and loss per share of $0.03. For the full fiscal year, the company expects revenues of $750 million and earnings per share of $0.47.

     Looking ahead, the company is excited by the upcoming holiday season. Releases this fall include Tony Hawk's Underground(TM) and Disney's Extreme Skate Adventure(TM) for the PlayStation 2 computer entertainment system, Xbox video game system, Nintendo Gamecube and Game Boy Advance; True Crime: Streets of L.A.(TM) for the PlayStation 2 computer entertainment system, Xbox video game system and Nintendo GameCube; Cabela's Deer Hunt(TM) for the PlayStation 2 computer entertainment system and Xbox video game system; and LucasArts Entertainment's Star Wars(R) Jedi Knight: Jedi Academy(TM), Call of Duty and
Empires: Dawn of the Modern World(TM) for the PC.

     Headquartered in Santa Monica, California, Activision, Inc. is a leading worldwide developer, publisher and distributor of interactive entertainment and leisure products. Founded in 1979, Activision posted net revenues of $864 million for the fiscal year ended March 31, 2003.

     Activision maintains operations in the U.S., Canada, the United Kingdom, France, Germany, Japan, Australia, Scandinavia and the Netherlands. More information about Activision and its products can be found on the company's World Wide Web site, which is located at www.activision.com.

Note: The statements made in this press release that are not historical facts are forward looking statements. Although the company believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, a number of important factors could cause our actual future results to differ materially from those expressed in any such forward-looking statements.

Such factors include, without limitation, product delays, retail acceptance of our products, industry competition, rapid changes in technology and industry standards, protection of proprietary rights, maintenance of relationships with key personnel, vendors and third party developers, international economic and political conditions, integration of recently acquired subsidiaries and identification of suitable future acquisition opportunities.

These important factors and other factors that potentially could affect the company's financial results are described in our filings with the Securities and Exchange Commission, including the company's most recent Annual Report on Form 10 K and Quarterly Reports on Form 10-Q.

                               (Tables to Follow)

ACTIVISION, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except earnings per share data)

                                                                                         Quarter ended June 30,
                                                                                        2003                2002
                                                                                                          Restated
                                                                                     ---------          ----------
Net revenues                                                                         $ 158,725          $ 191,258
Costs and expenses:
        Cost of sales - product costs                                                   76,610             83,344
        Cost of sales - software royalties and amortization                             15,498             15,838
        Cost of sales - intellectual property licenses                                  10,143             12,643
        Product development                                                             13,580             11,751
        Sales and marketing                                                             26,285             21,993
        General and administrative                                                      11,463             14,493
                                                                                     ---------          ---------
             Total operating expenses                                                  153,579            160,062
Operating income                                                                         5,146             31,196
Investment income, net                                                                   1,257              1,156
                                                                                     ---------          ---------
Income before provision for income taxes                                                 6,403             32,352
Provision for income taxes                                                               2,240             11,648
                                                                                     ---------          ---------
Net income                                                                           $   4,163          $  20,704
                                                                                     =========          =========

Basic earnings per share                                                             $    0.05          $    0.23
Weighted average common shares outstanding                                              88,046             90,059
                                                                                     ---------          ---------

Diluted earnings per share                                                           $    0.04          $    0.21
Weighted average common shares outstanding assuming dilution                            93,770            100,125
                                                                                     ---------          ---------

Share and earnings per share data for the quarter ended June 30, 2002 have been restated to reflect our three-for-two stock split for shareholders of record as of May 16, 2003, paid June 6, 2003.

ACTIVISION, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

                                                                                      June 30,           March 31,
                                                                                        2003                2003
                                                                                     ---------          ----------
ASSETS
        Current assets:
            Cash, cash equivalents and short-term investments                        $ 389,775          $ 406,954
            Accounts receivable, net                                                    33,328             15,822
            Inventories                                                                 25,107             19,577
            Software development                                                        25,768             26,791
            Intellectual property licenses                                              19,229              8,906
            Deferred income taxes                                                       33,475             38,290
            Other current assets                                                        22,324             10,565
                                                                                     ---------          ---------
                 Total current assets                                                  549,006            526,905
        Software development                                                            45,667             35,281
        Intellectual property licenses                                                  26,456             36,943
        Property and equipment, net                                                     26,358             22,265
        Deferred income taxes                                                           13,696             10,322
        Other assets                                                                     1,902              5,081
        Goodwill                                                                        67,672             68,019
                                                                                     ---------          ---------
                         Total assets                                                $ 730,757          $ 704,816

LIABILITIES AND SHAREHOLDERS' EQUITY
        Current liabilities:
            Current portion of long-term debt                                              $ -              $ 147
            Accounts payable                                                            51,340             45,602
            Accrued expenses                                                            48,062             58,656
                                                                                     ---------          ---------
                  Total current liabilities                                             99,402            104,405
        Long-term debt, less current portion                                                 -              2,671
                                                                                     ---------          ---------
                     Total liabilities                                                  99,402            107,076
        Shareholders' equity:
            Common stock                                                                     -                  -
            Additional paid-in capital                                                 639,307            592,295
            Retained earnings                                                          134,727            130,564
            Treasury stock                                                            (142,946)          (121,685)
            Accumulated other comprehensive income (loss)                                  267             (3,434)
                                                                                     ---------          ---------
                  Total shareholders' equity                                           631,355            597,740
                                                                                     ---------          ---------
                      Total liabilities and shareholders' equity                     $ 730,757          $ 704,816

ACTIVISION, INC. AND SUBSIDIARIES
FINANCIAL INFORMATION
For the Quarter Ended June 30, 2003 and 2002
(Amounts in thousands)

                                                                                                                 Percent
                                                                                                                 Increase
                                                               Quarter Ended                                    (Decrease)
                                        ----------------------------------------------------------------         --------
                                             June 30, 2003                            June 30, 2002
                                         Amount      % of Total                  Amount      % of Total
                                        --------     ----------                 ---------    ----------          --------
Geographic Revenue Mix
    United States                       $ 82,739          52%                   $ 107,104       56%                -23%
    International                         75,986          48%                      84,154       44%                -10%
                                        --------         ----                   ---------      ----                ----
    Total net revenues                  $158,725         100%                   $ 191,258      100%                -17%

Activity/Platform Mix
Publishing:
    Console                             $ 88,484          77%                   $ 114,160       75%                -22%
    Hand-held                             44,596           4%                      10,690        7%                -57%
    PC                                    21,325          19%                      21,295       18%                -25%
                                        --------         ----                   ---------      ----                ----
    Total publishing                    $114,405          72%                   $ 153,145       80%                -25%

Distribution:
    Console                             $ 35,342          80%                   $ 30,106        79%                 17%
    Hand-held                              2,912           6%                      2,599         7%                 12%
    PC                                     6,066          14%                      5,408        14%                 12%
                                        --------         ----                   ---------      ----                ----
    Total distribution                  $ 44,320          28%                   $ 38,113        20%                 16%
                                        --------         ----                   ---------      ----                ----
    Total net revenues                  $158,725         100%                   $191,258       100%                -17%
                                        ========         ====                   =========      ====                ====

ACTIVISION, INC. AND SUBSIDIARIES
FINANCIAL INFORMATION
For the Quarter Ended June 30, 2003 and 2002

                                    Quarter Ended             Quarter Ended
                                    June 30, 2003             June 30, 2002
                                    -------------             -------------
Publishing Net Revenues

  PC                                    19%                       18%

   Console                              77%                       75%
                                     --------                   -------
         PlayStation  2                 37%                       35%
         Microsoft Xbox                 31%                       12%
         Nintendo GameCube               5%                       23%
         PlayStation                     4%                        5%

    Hand-held                            4%                        7%
                                     --------                   -------
         Game Boy Advance                4%                        6%
         Game Boy Color                  0%                        1%
                                     --------                   -------
    Total publishing net revenues      100%                      100%
                                     ========                   =======